Exhibit 10.32


                       AMENDMENT #3 TO FINANCING AGREEMENT


                                                              March 22, 2002

Bluefly, Inc.
42 West 39th Street
New York, NY 10018

Gentlemen:

         Reference is made to the Financing Agreement entered into between us dated March 30, 2001 as amended (the "Financing Agreement"). This will confirm that the Financing Agreement is hereby amended as follows:

         1. The number "Two Million Dollars ($2,000,000)" in Section 1.30(ii)(C) is deleted and the number "One Million Dollars ($1,000,000)" is substituted in its place and stead.

         2. The number "$2,000,000" in Section 1.31 is deleted and the number "$1,000,000" is substituted in its place and stead.

         3. Subsection (b) of Section 3.2 is deleted and the following is substituted in its place and stead:

                  "(b) the anniversary of the Closing Date during the Initial Term and on (c) each anniversary of the Closing Date during any Subsequent Term of this Agreement."

         4. The words "undrawn Standby Letter of Credit" in the fifth, ninth, seventeenth and twenty-sixth lines of Section 3.3 are hereby deleted, and the words "Maximum Credit Facility" are substituted in their place and stead.

         5. The first sentence in Section 8.1 is deleted and the following is substituted in its place and stead:

                  "This Agreement shall become effective on the Closing Date and shall continue in full force and effect for twenty four months from the Closing Date (the "Initial Term").

         Except as hereinabove specifically set forth, the Financing Agreement shall continue unmodified.

                                                 Very truly yours,

                                                 ROSENTHAL & ROSENTHAL, INC.

                                                 /s/ J. Michael Stanley
                                                 ----------------------
                                                 J. Michael Stanley
                                                 Executive Vice President

Agreed:

BLUEFLY, INC.


By: /s/ E. Kenneth Seiff
    --------------------
Name:  E. Kenneth Seiff
Title: Chief Executive Officer